Exhibit 99.1

CORPORATE FINANCIAL REPORT

For the Quarter Ended
September 30, 2004

CPA®:15
Corporate Financial Report
For the Quarter Ended September 30, 2004

OPERATIONS OVERVIEW
Investments

Investments
2004 Investments
($000s)

		Ownership	Closing	B-T-S/	Purchase
Transaction	Location	%	Date	Expansion	Price
Régie des Bâtiments (Belgian	Mons, Belgium	100%	1/1/04	N	12,120
Government)
Plumbmaster, Inc.	Concordville, PA & Oceanside, CA	100%	1/2/04	N	9,843
Affina Corporation	Peoria, IL	100%	1/8/04	N	12,565
Universal Technical Institute of	Rancho Cucamonga, CA	100%	2/6/04	Y	25,149
California, Inc.
World Airways, Inc.	Peachtree City, GA	100%	3/26/04	N	8,699
Worthington Precision Metals	Mentor, OH & Franklin, TN	100%	4/14/04	N	7,168
Mercury Partners, LP/U-Haul Moving	AL (2); AZ (9); CO (3); FL (12); GA	57.7%	4/29/04	N	180,250
Partners Inc.	(6); IL (4); KS; IN; LA (2) ; MA (2);
	MD; MN; MO (2); MS; NC; NJ; NM;
	NV (5); NY; OH; OK; TN; TX (15);
	VA (5)
Oriental Trading Company, Inc.	Omaha, NE	100%	5/7/04	Y	31,000
Shaklee Corporation	Pleasanton, CA	100%	5/26/04	N	32,461
Régie des Bâtiments (Belgian Govt.)	Mons, Belgium	100%	6/7/04	N	4,433
Grande Communications Networks, Inc.	San Marcos, TX	100%	6/25/04	Y	1,361
TietoEnator Plc	Espoo, Finland	60%	7/8/04	N	58,541
Thales S.A.	St. Quentin-en-Yvelines, Consflans,	65%	7/26/04	N	66,954
	Ymare, Aubagne, Laval, France

					450,543

CPA:15 Corporate Financial Report

Investments
Monthly and Cumulative Investments Trend
(000s)

		Cumulative
2004	Investments	Investments
January	34,528	34,528
February	25,149	59,677
March	8,699	68,376
April	187,417	255,793
May	63,461	319,254
June	5,794	325,048
July	125,495	450,543
August	—	450,543
September	—	450,543

Total	450,543

Monthly and Cumulative Investments

CPA:15 Corporate Financial Report

OPERATIONS OVERVIEW
Financing

Financing
Portfolio Debt Summary
September 30, 2004

Tenant/Lease Guarantor	Number of	Interest	Wtd. Interest	Fixed/	Original	Current	Balloon	Maturity	Wtd. Years
	Properties	Rate	Rate	Variable	Balance	Balance	Amount	Date	to Maturity
U-Haul Moving Partners Inc. (57.69%)	79	6.45%		Fixed	105,572,700	105,056,694	83,246,015	May-14
Carrefour France SA (50.375%)(1)	8	5.55%		Fixed	52,467,396	59,241,415	37,675,216	Mar-15
SFX Entertainment Inc. (Clear Channel) (60%)	1	5.52%		Fixed	51,000,000	49,937,563	43,017,864	Dec-12
Starmark Camhood LLC (Wellbridge) (44%) (2)	15	7.44%		Fixed	47,652,000	46,320,961	33,607,626	Mar-13
Hill Bros. Transportation, Inc. (fka Fleming Cos., Inc.)	1	7.46%		Fixed	30,000,000	29,651,124	26,881,119	Jul-12
Foster Wheeler Realty Services	1	6.67%		Fixed	29,185,000	28,593,864	25,270,425	Sep-12
Best Buy (63%)	12	7.49%		Fixed	28,500,000	27,472,291	23,189,544	Feb-12
Thales SA (65%)(1)	1	5.12%		Fixed	26,581,793	27,089,263	20,215,363	Jul-11
Life Time Fitness Inc.	2	6.43%		Fixed	27,000,000	26,722,294	21,272,884	Jan-14
Medica France SA (65%) (1)	6	5.63%		Fixed	22,168,046	26,484,653	13,264,539	Oct-17
Thales SA (65%)(1)	4	5.09%		Fixed	23,360,957	23,806,939	17,765,928	Jul-11
Lillian Vernon Corporation	1	6.27%		Fixed	24,000,000	23,404,084	789,090	Sep-23
TietoEnator Plc (60%)(1)	1	5.16%		Fixed	23,447,832	23,379,576	18,718,273	Jul-14
Shires Ltd. (QualceramShires) (3)	6	6.95%		Fixed	23,493,371	22,175,495	22,175,495	Feb-14
Danka Office Imaging Co.	2	6.63%		Fixed	20,500,000	20,322,316	17,777,377	Jul-13
Overland Storage Inc.	1	6.18%		Fixed	20,000,000	19,588,691	16,386,639	Jul-14
TietoEnator Plc (60%) (1)(2)	1	5.26%		Fixed	18,995,712	18,940,416	15,164,171	Jul-14
Shaklee Corporation	1	5.54%		Fixed	18,800,000	18,800,000	—	Oct-24
Omnicom Group, Inc.	1	6.95%		Fixed	17,907,417	17,883,506	11,079,791	Oct-18
MBM — Beef	5	6.08%		Fixed	18,000,000	17,657,678	15,329,498	Jan-13
Precise Technology, Inc.	5	6.30%		Fixed	17,200,000	16,912,858	557,161	Oct-23
Insulated Structures Ltd. (3)	1	5.90%		Fixed	16,734,420	16,707,429	10,047,400	Nov-24
Information Resources, Inc. (66.67%)	2	7.60%		Fixed	16,449,323	16,427,747	14,151,766	Jan-11
Starmark II (Wellbridge)	2	6.60%		Fixed	15,500,000	15,396,028	13,512,267	Mar-13
Centrobe, Inc. (aka EDS) (2)	1	6.22%		Fixed	15,253,842	15,253,842	291,737	Jul-13
MediMedia USA, Inc.	1	5.90%		Fixed	14,000,000	13,658,366	10,841,836	Apr-18
TruServ Corporation (50% )	3	5.83%		Fixed	13,775,024	13,511,954	11,644,637	Feb-13
TruServ Corporation (50% )	2	5.83%		Fixed	13,675,708	13,401,528	11,561,872	Jan-13
Tower Automotive Products Co., Inc.	3	7.98%		Fixed	12,022,870	11,814,975	10,768,256	May-12
Belgium Government (1)	1	6.23%		Fixed	11,714,450	11,695,954	3,949,619	May-22
Hologic, Inc. (64%)	2	6.40%		Fixed	11,840,000	11,452,467	644,399	May-23
TruServ Corporation (50% )	2	5.83%		Fixed	10,876,679	10,659,726	9,204,033	Jan-13
BE Aerospace, Inc.	1	6.11%		Fixed	10,500,000	10,280,809	8,950,162	Nov-32
Racal Instruments, Inc.	1	6.66%		Fixed	9,500,000	9,307,152	8,223,534	Sep-12
American Pad & Paper LLC (AmPad)	4	6.53%		Fixed	9,400,000	9,269,188	7,432,610	Oct-13
WinCup Holdings, Inc. (fka Polar Plastics)	1	6.32%		Fixed	9,500,000	9,144,468	324,676	Mar-23
Merit Medical Systems, Inc.	1	7.50%		Fixed	8,922,025	8,909,948	7,572,818	Oct-11
PETsMART, Inc. (30%)	12	7.70%		Fixed	8,962,500	8,759,740	7,968,691	Dec-11
Warehouse Associates, Inc.	2	8.28%		Fixed	8,688,869	8,688,869	6,585,480	Nov-11
Oxford Automotive Inc.	1	6.25%		Fixed	8,500,000	8,439,316	—	May-26
Kerr Corporation	2	7.23%		Fixed	8,460,000	8,350,052	5,269,189	Oct-18
Advantis Technologies, Inc.	1	5.98%		Fixed	8,500,000	8,317,601	481,554	Dec-32
Trends Clothing Corp.	1	7.40%		Fixed	8,630,041	8,154,095	3,594,668	Jun-16
Insulated Structures Ltd. (3)	1	6.40%		Fixed	7,647,450	7,608,313	6,950,632	Dec-30
Grande Communications Networks	4	6.72%		Fixed	7,550,000	7,373,014	279,625	Sep-23
Builder’s FirstSource, Inc.	3	7.57%		Fixed	3,040,000	7,329,675	1,979,193	Mar-17
Pemstar, Inc.	1	6.36%		Fixed	7,500,000	7,236,316	256,323	Apr-23
Integra Color, Inc.	1	6.97%		Fixed	7,080,000	6,940,807	6,180,563	Aug-12
Garden Ridge, LP	1	7.50%		Fixed	6,466,469	6,457,717	5,818,924	Oct-09
Garden Ridge, LP	1	7.50%		Fixed	6,301,305	6,292,775	5,581,332	May-10
24 Hour Fitness Intl. Inc.	1	6.29%		Fixed	6,300,000	6,209,257	182,829	Apr-22
ShopRite Supermarkets, Inc. (55%)	2	7.50%		Fixed	5,821,184	5,813,305	5,131,921	Jul-10
Holiday Inn Corporation (1) (tranche 1 of 2)	1	3.56%		Variable	5,672,256	5,672,256	1,900,809	Oct-16
World Airways, Inc.	1	6.76%		Fixed	5,500,000	5,469,273	205,599	Jun-24
Electronic Assembly Corp. (Plexus)	1	7.34%		Fixed	5,284,168	5,284,168	4,816,591	Feb-09
PSC Scanning, Inc.	1	7.25%		Fixed	5,010,971	5,010,971	4,368,167	Jul-09
Dick’s Sporting Goods, Inc.	1	7.46%		Fixed	5,000,000	5,000,000	450,215	Apr-24
Childtime Childcare, Inc. (66.07%)	12	7.50%		Fixed	4,774,488	4,768,026	4,148,240	Jan-11
Barnes & Noble, Inc.	1	7.50%		Fixed	4,748,033	4,741,606	4,263,171	Nov-09
Gloystarne & Co. Ltd. (3)	1	7.30%		Fixed	4,686,240	4,678,440	2,945,384	Dec-19
Worthington Precision Metals	2	5.54%		Fixed	4,600,000	4,600,000	—	Oct-24
ShopRite Supermarkets, Inc.	1	7.50%		Fixed	4,548,483	4,542,327	3,871,042	Sep-11
ISA Wholesale Plc	1	7.09%		Fixed	4,531,231	4,491,074	3,558,552	Sep-10
Superior Telecommunications, Inc.	1	7.50%		Fixed	4,419,289	4,413,308	3,985,440	Sep-09
Holiday Inn Corporation (1) (tranche 2 of 2)		3.56%		Variable	4,266,797	4,266,797	1,389,177	Oct-17
24 Hour Fitness USA Inc.	1	7.50%		Fixed	4,163,584	4,157,949	3,754,838	Sep-09
Childtime Childcare, Inc.	5	7.50%		Fixed	4,016,226	4,010,790	3,549,037	Jun-10
Galyan’s Trading Co. (4)	1	6.95%		Fixed	4,100,000	4,006,714	161,250	Sep-23
Galyan’s Trading Co. (4)	1	6.95%		Fixed	4,100,000	4,006,714	161,250	Sep-23
PETsMART, Inc. (30%)	1	7.70%		Fixed	3,975,000	3,885,073	3,534,231	Dec-11
Humco Holding Group, Inc.	2	6.26%		Fixed	3,816,640	3,808,463	3,262,120	May-09
B. Dalton Bookseller, Inc.	1	7.50%		Fixed	3,742,161	3,737,127	3,078,626	Sep-12
24 Hour Fitness USA Inc.	1	7.50%		Fixed	3,509,769	3,505,018	3,056,989	Dec-10
Cognitive Solutions, Inc. (Northstar )	1	7.65%		Fixed	3,309,077	3,309,077	3,053,149	Jul-09
UTI of Illinois, Inc.	1	7.50%		Fixed	3,177,001	3,172,701	2,629,174	Jul-12
Petsmart, Inc.	1	7.50%		Fixed	3,031,808	2,942,645	2,639,836	Dec-09
Custom Food Products, Inc.	1	10.00%		Fixed	167,325	167,325	162,780	Oct-08

Total Non-Recourse Debt	257		6.42%		$1,059,094,932	$1,061,951,954	$713,712,235		9.46

(1)	Current balance based on an exchange rate of 1.2331 USD/EUR at September 30, 2004

(2)	Interest rate reflects weighted average for tranches with common maturity date.

(3)	Current balance based on an exchange rate of 1.7994 USD/GBP at September 30, 2004

(4)	Dick’s Sporting Goods announced its completed acquisition of Galyan’s Trading Co. on July 29, 2004.

CPA:15 Corporate Financial Report

Financing
Mortgage Debt Maturity Profile
September 30, 2004

Year	Total Balloon Payments
2008	162,780
2009	35,962,237
2010	20,877,833
2011	85,813,559
2012	149,239,105
2013	120,361,659
2014	176,963,476
2015	37,675,216
2016	5,495,477
2017	16,632,909
2018	27,190,816
2019	2,945,384
2022	4,132,448
2023	3,173,774
2024	10,703,214
2026	—
2030	6,950,632
2032	9,431,716

Grand Total	713,712,235

CPA:15 Corporate Financial Report

FINANCIAL & PORTFOLIO ANALYSIS
Financial Analysis

Financial Analysis
Financial Highlights
($000s except per share)

Nine Months Ended
September 30, 2004

Operations
Total Revenues	$110,931
Net (Loss) Income	$31,524
Funds from Operations (FFO)	$48,496
Per Share
Funds from Operations (FFO)	$0.45
Dividend	$0.4720
Pay-Out Ratio	104.9%
Weighted Average Listed Shares Outstanding	108,512
Balance Sheet
Total Assets	$2,590,551
Non-Recourse Mortgage Payable	$1,197,359
Notes Payable	$3,988
Shareholders Equity	$1,064,115
Cash	$77,628
Dividend Payable	$17,816
Stock Data
NAV(1)	$10.00
Dividend Yield	6.29%

Three Months Ended
September 30, 2004

Operations
Total Revenues	$45,782
Net (Loss) Income	$11,418
Funds From Operations (FFO)	$18,464
Per Share
Funds From Operations (FFO)	$0.16
Dividend	$0.1579
Pay-Out Ratio	98.7%
Weighted Average Listed Shares Outstanding (diluted)	112,803

(1)	Based on original offering price

CPA:15 Corporate Financial Report

FINANCIAL & PORTFOLIO ANALYSIS
Portfolio Overview

Portfolio Overview
Portfolio Summary
($000s)

September 30, 2004
Size
RE Assets	$2,126,484
Number of Tenants	82
Total Square Feet	39,734,942
Vacancy
Vacant Square Feet (No Rent)	1,134,918
As % of Total Square Feet	2.9%
Total Annual Rent	$190,317
Portfolio Leverage	49.9%
Weighted Average Lease Term	14.7

CPA:15 Corporate Financial Report

Portfolio Overview
Diversification by Geography
September 30, 2004

Region	Annual Rent	Percentage
East	$42,453,722	22.4%
South	42,420,772	22.4%
West	40,817,190	21.5%
Midwest	32,954,331	17.4%
Europe	30,992,534	16.3%

Total	$189,638,549	100.0%

CPA:15 Corporate Financial Report

Portfolio Overview
Diversification by Property Type
September 30, 2004

Property Type	Annual Rent	Percentage
Industrial	$48,161,541	25.4%
Office	47,571,293	25.1%
Other Properties	45,528,755	24.0%
Warehse./Distribution	26,886,142	14.2%
Retail	12,548,068	6.6%
Hospitality	8,942,750	4.7%

Total	$189,638,549	100.0%

CPA:15 Corporate Financial Report

Portfolio Overview
Diversification by Rent Contribution
September 30, 2004

Top Ten Tenants/Lease Guarantors	Current Annual	Percentage of Total	Lease Maturity
	Rent	Annual Rent
Mercury Partners, LP/U-Haul Moving Partners Inc.	$16,465,375	8.7%	Oct-20
Wellbridge	10,483,360	5.5%	Jul-38
Courtyard by Marriott	8,439,237	4.5%	Feb-12
U.T.I Holdings, Inc.	8,205,765	4.3%	Jan-21
Carrefour France SAS	7,541,514	4.0%	Feb-12
Clear Channel	6,548,587	3.5%	Sep-20
Thales S.A.	6,314,750	3.3%	Jun-11
TruServ Corporation	6,091,537	3.2%	Dec-22
Foster Wheeler Realty Services	5,230,850	2.8%	Sep-04
LifeTime Fitness	4,247,100	2.2%	Oct-23

CPA:15 Corporate Financial Report